UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08021

Azzad Funds

(Exact name of registrant as specified in charter)

3141 Fairview Park Drive, Suite 460

Falls Church, VA 22042

(Address of principal executive offices)

(Zip code)

Bashar Qasem

3141 Fairview Park Drive

Suite 460

Falls Church, VA 22042

(Name and address of agent for service)

With copies to:

Thompson Hine LLP

Mr. Donald S. Mendelsohn

312 Walnut Street

Cincinnati, OH, 45202

Registrant's telephone number, including area code: (703) 207-7005

Date of fiscal year end: June 30

Date of reporting period: June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

AZZAD FUNDS

Invest with faith

Azzad Wise Capital Fund
(Ticker: WISEX)
First Halal Fixed-Income Fund

Azzad Ethical Fund
(Ticker: ADJEX)
Halal Equity Mutual Fund

8000 Town Centre Drive, Suite 400 | Broadview Heights, Ohio 44147
OFFICE 888.350.3369 or 440.922.0066 **FAX** 440.526.4446 | www.azzadfunds.com
Azzad Asset Management, Inc. | Advisor to the Azzad Funds | 888.86.AZZAD (888.862.9923)

ANNUAL REPORT JUNE 30, 2017

1

AZZAD FUNDS

SHAREHOLDER LETTER

JUNE 30, 2017 (UNAUDITED)

Dear Azzad Funds Shareholder,

Enclosed is your copy of the 2017 Azzad Funds annual report. In it you will find a review of your investments from July 1, 2016 to June 30, 2017—the fiscal year for the Funds.

Stocks weathered several financial crises during the last twelve months, including China's economic downturn and the aftermath of the Brexit vote. Despite some setbacks, favorable corporate earnings, resurgent oil prices, and accelerating consumer income encouraged investors to trade. In the United States, the presidential election proved to be a pivot point for the stock market as expectations of looser regulation, fiscal stimulus, and tax cuts fueled a market rally.

For the second half of the 12-month period (the first six months of 2017), stocks performed well. The S&P 500 had its best start since 2013, finishing the period from January to June up eight percent. The rally was sparked by expectations that the Trump administration would deliver sweeping policy changes affecting corporate taxes and infrastructure spending. Despite dwindling prospects for those changes, gains continued through mid-year 2017 as new signs emerged that companies are making more money and that U.S. consumers are feeling confident about their finances.

The robust start to 2017 stands in sharp contrast to early 2016, when domestic stock markets sold off amid worries that a slowdown in China and Europe could affect the U.S. economy. Investors now sense that other economies, particularly in Europe, have begun to stabilize.

Domestically, U.S. job growth has been steady, and consumers are feeling better about their ability to pay the bills, travel, and cover other expenses. Companies also continue to benefit from low interest rates. While the Federal Reserve raised its benchmark interest rate three times during the 12-month period, rates on long-term bonds are still low. That means companies can still borrow money inexpensively. Low payouts for those bonds make it less likely that investors will soon abandon stocks for bonds.

If you would like to discuss your financial goals and how to meet them, please contact an Azzad investment advisor at 888.86.AZZAD. Thank you for your continued trust and investment.

Sincerely,

Jamal Elbarmil

Vice President

AZZAD FUNDS

SHAREHOLDER LETTER (CONTINUED)

JUNE 30, 2017 (UNAUDITED)

Azzad Ethical Fund (ADJEX)

During the one-year period ending June 30, 2017, the Fund rose by 15.20%, underperforming the Russell Midcap® Growth benchmark’s 17.05% return. According to ADJEX sub-advisor Ziegler Capital Management, the growth segment of the market saw a bifurcation between stocks with the highest perceived growth prospects and those with more moderate but above-average assumptions, especially in the second half of the Fund’s fiscal year. Ziegler's underexposure to some of these high growth names was partly responsible for the Fund's relative underperformance.

The market environment went through several notable events as the Fund’s financial year progressed, according to Ziegler. The results of the U.S. election flagged a number of industries as possible beneficiaries of a regime shift. Notably, energy, materials, and infrastructure companies all saw a significant bump. As this initial move faded, the focus then turned to evidence of synchronized global economic growth, which drove stocks higher. The U.S. economy continues in a “slow and steady” growth mode, Ziegler says, which can drive investors to seek (and bid up) stocks that show signs of strong revenue or earnings growth. Ziegler also notes that U.S. equity market valuation measures are higher than normal but are not at the levels seen with past market peaks.

Ziegler took advantage of last year’s sell-off within the pharma and biotech industry, which benefitted Fund performance. Several holdings had successful clinical trials, and the Fund mostly avoided names that suffered clinical research setbacks, which are endemic to this area of the market. Ziegler also saw success with companies in the life-science tools space whose products make clinical trials and groundbreaking research possible. Finally, Ziegler reports a rebound in high-quality companies in the dental and eye care space.

The Fund also benefited from better stock selection within each subgroup of the industrials sector. It was overweight transportation for most of the period, and its airline and trucking holdings outperformed peers. The Fund’s commercial and professional services holdings were leveraged to continued improvement in the employment picture and were steady performers.

Ziegler's overweight to the retail sector hurt returns. While performance was roughly in line with the broader industry, this was one of the worst performing sectors of the market, as traditional retailers continue to struggle with changing consumer habits. Quality companies that previously had been able to weather the storm now appear to be under more pressure. Ziegler believes that there may be long-term opportunities there but drastically cut the Fund's overweight for the near term.

Another notable area of underperformance was in the semi-conductor industry. The Fund benefited by being overweight, but specific holdings were unable to keep pace with the benchmark, as two high-growth names that the Fund did not own drove much of the benchmark’s performance.

AZZAD FUNDS

SHAREHOLDER LETTER (CONTINUED)

JUNE 30, 2017 (UNAUDITED)

Fund positioning shifted over the twelve months, not simply because of the enhanced indexing strategy implemented in April. Ziegler believes that there is a good source of reasonably priced growth opportunity in the industrials sector, which is now the Fund’s largest overweight. Companies across many industries have put off capital investments, Ziegler says, and pent-up demand may drive capital goods stocks higher.

Ziegler has pared back the Fund’s exposure to the health care and technology sectors and has increased the Fund's underweight in consumer discretionary. In addition to the moves in retail mentioned above, Ziegler reduced the Fund’s overweight to the auto sector due to concerning sales figures. On balance, the portfolio has become slightly more exposed to traditional growth factors but maintains a valuation edge compared to the broader growth benchmark.

Azzad Wise Capital Fund (WISEX)

The Fund gained 1.19% for the 12 months ending June 30, outperforming its benchmark, the BofAML US Corp. & Govt. 1-3 Yr. Index, which returned 0.34%.

According to WISEX sub-advisor Federated Investment Management Company, one of the dominant themes for international fixed income in the first half of the fiscal year was the attempted coup in Turkey and its aftermath.

Because of the turmoil, yields on Turkish fixed income securities rose, resulting in lower prices. (Yields and prices move in opposite directions.) As investors stepped back and evaluated the situation, however, they drew comfort from the lack of contagion into the broader Turkish political sphere as well as from Turkish President Erdogan’s comments on his commitment to domestic and international investors. Within a relatively brief period, spreads on Turkish sukuk retraced about half of their losses, according to Federated, finishing the fiscal year one to two points below their pre-coup highs.

Another central theme in the first half of the 2016-2017 fiscal year was the run-up to and aftermath of the U.S. general elections. Similar to the “leave” camp’s victory in the U.K.’s June 2016 E.U. referendum, Donald Trump’s win came as a shock to most pollsters, who forecasted a relatively easy victory for the status quo. Fixed income markets in the Middle East/North Africa (MENA) region sold off moderately on the news, says Federated, with longer dated sukuk selling off one to two points. Much of this activity was due to the rise in U.S. Treasury yields as President-elect Trump’s comments on increased infrastructure and military spending in conjunction with tax reform increased inflation expectations and deficit concerns.

Towards the end of the period, the sukuk market saw a recovery in prices as OPEC agreed to its first production cut in eight years, the bulk of it from Saudi Arabia. Additionally, several major non-OPEC producers, including Russia, agreed to a rare coordinated reduction in oil output. The effect on commodity energy prices was robust, Federated reports, with Brent crude up 12% from the announcement to the end of

AZZAD FUNDS

SHAREHOLDER LETTER (CONTINUED)

JUNE 30, 2017 (UNAUDITED)

the calendar year. Consequently, MENA equities and sukuk rallied into the end of December.

Driven in large part by the U.S. equity market’s post-election rally and by the results of French and Dutch elections, the second half of the fiscal year saw strong performance in emerging markets across all asset classes.

The sukuk market was no exception, as the Fund saw positive returns from its sukuk allocation across almost all countries and segments of the curve. Some of this performance was offset in the second half of June with a backup in rates, driven in part by central bank commentary pushing overall yields higher. From a spread perspective, however, fixed income remained resolute with investors refraining from panic selling.

Saudi Arabia’s USD 9 billion inaugural sukuk issue in April 2017 was the most important new issue of the period and was well-received by the market.

Although Federated’s analysts were taken aback by the pace of events during the Qatar crisis, they are confident in the standalone fundamentals of Qatar and the quasi-sovereign sector. So far, both U.S. and regional attempts at mediation have failed, and it is hard to see a short-term solution. Without one side making the necessary compromises, Federated’s base case is a stalemate situation for the medium term. They take the view that Qatar’s standalone sovereign credit metrics are of primary concern, and with $340 billion in reserves at the Qatar central bank and the Qatar Investment Authority, they are confident in the Fund’s allocation to Qatar through deposits and sukuk.

Drilling down into the Fund’s top contributors of return for fiscal year 2016-17, winners included the Pakistan 2019 sukuk, DICUH 2019 sukuk, Indonesia 2018 sukuk, ALDAR 2018 sukuk, and FlyDubai 2019 sukuk. The largest detractors from performance included Turkish 2021 sukuk, Malaysia 2025 sukuk, Oman 2024 sukuk, Indonesia 2024 sukuk, and the Export-Import Bank of Malaysia 2019 sukuk.

The performance quoted represents past performance, which does not guarantee future results. This summary represents the views of the Azzad Funds portfolio managers and sub-advisors as of June 30, 2017. Those views may change, and the Funds disclaim any obligation to advise investors of such changes. The Azzad Funds are self-distributed and available by prospectus only. A free copy of the prospectus, which contains information about the Funds’ risks, fees, and objectives, and other important information, is available at www.azzadfunds.com or by calling 888.350.3369. The Bank of America Merrill Lynch U.S. Corporate & Government 1-3 Year Index tracks the performance of U.S. dollar-denominated investment grade corporate and government public debt issued in the U.S. Domestic bond market, excluding collateralized products. The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price to book ratios and higher forecasted growth values. The index is unmanaged and an investment cannot be made directly in this or any other index.

AZZAD ETHICAL FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2017 (UNAUDITED)

Average Annual Total Return
For the Periods Ended June 30, 2017

	Azzad Ethical Fund	Russell MidCap Growth Index
1 Year	15.20%	17.05%
3 Year	3.66%	7.82%
5 Year	9.92%	14.19%
10 Year	6.72%	7.87%
Since Inception	5.33%	6.45%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The total annual operating expenses, before any fees waived, are 1.16% for the Ethical Fund per the March 22, 2017 prospectus.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

*Return figures reflect any change in price per share and assume the reinvestment of all distributions.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.  The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Cumulative Performance Comparison $10,000 Investment Since Inception

This chart assumes an initial investment of $10,000 made on 12/22/2000 (commencement of operations).  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

AZZAD WISE CAPITAL FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2017 (UNAUDITED)

Average Annual Total Return
For the Periods Ended June 30, 2017

	Azzad Wise Capital Fund	BofAML US Corp&Govt 1-3 Yr Index
1 Year	1.19%	0.34%
3 Year	1.12%	0.93%
5 Year	2.06%	0.98%
Since Inception	1.90%	1.25%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The total annual operating expenses, before any fees waived, are 1.42% for the Wise Fund per the November 1, 2016 prospectus.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

*Return figures reflect any change in price per share and assume the reinvestment of all distributions.

The BofAML US Corp&Gov’t 1-3 Yr Index is compromised of short-term bond funds having durations between one and three and half years, thus making them attractive to fairly conservative investors. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporations. On rare occasions, they may even invest in more speculative high-yield and emerging-markets debt.

The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Cumulative Performance Comparison $10,000 Investment Since Inception

This chart assumes an initial investment of $10,000 made on 4/6/2010 (commencement of operations).  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

AZZAD ETHICAL FUND

PORTFOLIO ANALYSIS

JUNE 30, 2017 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Basic Materials 5.69%
Consumer Cyclical 19.60%
Consumer Defensive 7.45%
Financial Services 1.08%
Healthcare 15.94%
Industrials 22.03%
Real Estate 3.57%
Technology 24.64%

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the net assets.

Technology
23.95%
Real Estate
3.47%
Other Assets Less
Liabilities
2.82%
Basic Materials
5.52%
Industrials
21.41%
Consumer Cyclical
19.05%
Consumer Defensive
7.23%
Healthcare
15.50%
Financial Services
1.05%

Sectors are based on Morningstar® classifications.

Portfolio allocations are subject to change.

AZZAD WISE CAPITAL FUND

PORTFOLIO ANALYSIS

JUNE 30, 2017 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the security types the underlying securities represent as a percentage of the portfolio of investments.

Ethical Bonds (Sukuk),
50.10%
Common Stocks,
8.16%
Real Estate Investment
Trusts, 0.88%
Ethical Bank Deposits
& Notes, 40.86%

The following chart gives a visual breakdown of the Fund by the security types the underlying securities represent as a percentage of net assets.

Ethical Bonds (Sukuk), 46.27%
Common Stocks, 7.53%
Real Estate Investment Trusts, 0.82%
Other Assets Less Liabilities, 7.64%
Ethical Bank Deposits & Notes, 37.74%

Portfolio allocations are subject to change.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2017

Shares		Value

COMMON STOCKS - 94.29%

Agriculture Services - 0.39%
2,912	VCA, Inc. *	$ 268,807

Air Condition & Warm Air Heating Equipment & Commercial & Industrial Refrigeration Equipment - 0.05%
190	Lennox International, Inc.	34,892

Air Transportation, Scheduled - 0.74%
5,651	Alaska Air Group, Inc.	507,234

Aircraft Engines & Engine Parts - 0.05%
543	Heico Corp. Class A	33,693

Aircraft Part & Auxiliary Equipment - 0.82%
5,407	Rockwell Collins Inc.	568,168

Apparel & Other Finished Products of Fabrics & Similar Material - 1.37%
9,787	Carter's, Inc.	870,554
630	Lululemon Athletica, Inc. (Canada) *	37,592
1,784	Under Armour, Inc. Class C *	35,965
		944,111
Arrangement of Transportation of Freight & Cargo - 1.55%
15,536	C. H. Robinson Worldwide, Inc.	1,067,012

Auto Controls for Regulating Residential & Commercial Environment - 1.04%
7,809	Ingersoll-Rand PLC (Ireland)	713,664

Beverages - 1.38%
10,463	Dr Pepper Snapple Group, Inc.	953,284

Biological Products (No Diagnostic Substances) - 0.09%
716	Neurocrine Biosciences, Inc. *	32,936
600	Seattle Genetics, Inc. *	31,044
		63,980
Carpets & Rugs - 1.10%
3,140	Mohawk Industries, Inc. *	758,907

Cement, Hydraulic - 1.35%
10,047	Eagle Materials, Inc.	928,544

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2017

Shares		Value

Chemical & Allied Products - 0.81%
7,685	FMC Corp.	$ 561,389

Computer Communications Equipment - 0.45%
1,861	Arista Networks, Inc. *	278,759
263	F5 Networks, Inc. *	33,417
		312,176
Computer Peripheral Equipment - 0.52%
2,670	Palo Alto Networks, Inc. *	357,273

Converted Paper & Paperboard Products (No Containers/Boxes) - 0.09%
689	Avery Dennison Corp.	60,887

Cutlery, Handtools & General Hardware - 0.05%
219	Snap-On, Inc.	34,602

Dolls & Stuffed Toys - 0.24%
7,827	Mattel, Inc.	168,515

Electrical Work - 1.34%
28,014	Quanta Services, Inc. *	922,221

Electromedical & Electrotherapeutic Apparatus - 0.08%
544	Varian Medical Systems, Inc. *	56,135

Electronic Components & Accessories - 0.06%
393	Hubbell, Inc.	44,476

Electronic Connectors - 0.46%
4,257	Amphenol Corp. Class A	314,252

Electronic Lighting & Wiring Equipment - 0.08%
285	Acuity Brands, Inc.	57,935

Engines & Turbines - 1.22%
535	Brunswick Corp.	33,561
16,612	BWX Technologies, Inc.	809,835
		843,396
Fabricated Rubber Products - 0.05%
400	West Pharmaceutical Services, Inc.	37,808

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2017

Shares		Value

Food & Kindred Products - 0.82%
4,968	Blue Buffalo Pet Products, Inc. *	$ 113,320
8,704	Campbell Soup Co.	453,914
		567,234
Footwear (No Rubber) - 0.42%
9,800	Skechers USA, Inc. Class A *	289,100

Gen Building Contractors - Residential Buildings - 0.58%
6,106	Fortune Brands Home & Security, Inc.	398,355

Hotels & Motels - 0.12%
1,297	Choice Hotels International, Inc.	83,332

In Vitro & In Vivo Diagnostic Substances - 0.05%
215	Idexx Laboratories, Inc. *	34,705

Industrial & Commercial Fans & Blowers & Air Purifying Equipment - 0.35%
5,318	Donaldson Co.	242,182

Industrial Instruments for Measurement, Display & Control - 0.45%
3,226	Cognex Corp.	273,887
146	Roper Industries, Inc.	33,803
		307,690
Industrial Organic Chemicals - 0.56%
1,148	International Flavors & Fragrances, Inc.	154,980
507	NewMarket Corp.	233,463
		388,443
Laboratory Analytical Instruments - 2.81%
618	Agilent Technologies, Inc.	36,654
9,108	Bruker Corp.	262,675
1,913	Illumina, Inc. *	331,944
68	Mettler Toledo International, Inc. *	40,021
562	Perkinelmer, Inc.	38,295
6,680	Waters Corp. *	1,228,051
		1,937,640
Leather & Leather Products - 0.11%
2,090	Michael Kors Holdings Ltd. (United Kingdom) *	75,762

Measuring & Controlling Devices - 1.82%
7,517	Rockwell Automation, Inc.	1,217,453
1,020	Trimble, Inc. *	36,383
		1,253,836

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2017

Shares		Value

Men's & Boys' Furnishings, Work Clothing, & Allied Garments - 0.46%
2,513	Cintas Corp.	$ 316,738

Metal Mining - 0.07%
1,297	Southern Copper Corp.	44,915

Metalworking Machinery & Equipment - 0.46%
3,432	Lincoln Electric Holdings, Inc.	316,053

Millwood, Veneer, Plywood & Structural Wood Members - 0.49%
8,818	Masco Corp.	336,936

Mineral Royalty Traders - 0.11%
938	Royal Gold, Inc.	73,323

Mining, Quarrying of Nonmetallic Minerals (No Fuels) - 0.65%
2,000	Martin Marietta Materials, Inc.	445,160

Miscellaneous Food Preparations & Kindred Products - 0.05%
335	McCormick & Company, Inc.	32,666

Miscellaneous Transportation Equipment - 0.17%
1,271	Polaris Industries, Inc.	117,224

Motor Homes - 0.53%
3,526	Thor Industries, Inc.	368,537

Motor Vehicle Parts & Accessories - 1.77%
809	BorgWarner, Inc.	34,269
3,906	Delphi Automotive PLC. (United Kingdom)	342,361
1,874	Gentex Corp.	35,550
5,691	Lear Corp.	808,577
		1,220,757
Motor Vehicles & Passenger Car Bodies - 1.01%
5,444	WABCO Holdings, Inc. (Belgium) *	694,164

Motors & Generators - 0.08%
893	Ametek, Inc.	54,089

Ophthalmic Goods - 1.47%
4,243	The Cooper Companies, Inc.	1,015,859

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2017

Shares		Value

Optical Instruments & Lenses - 1.43%
10,774	KLA Tencor Corp.	$ 985,929

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.17%
3,136	Align Technology, Inc. *	470,776
2,857	Edwards Lifesciences Corp. *	337,812
		808,588
Paints, Varnishes, Lacquers, Enamels & Allied Products - 0.50%
6,289	RPM International, Inc.	343,065

Paperboard Containers & Boxes - 1.97%
12,194	Packaging Corp. of America	1,358,290

Pharmaceutical Preparations - 3.13%
756	Alkermes PLC. (Ireland) *	43,825
5,850	BioMarin Pharmaceutical, Inc. *	531,297
1,822	Intercept Pharmaceuticals, Inc. *	220,590
7,387	Ionis Pharmaceuticals, Inc. *	375,777
15,334	Opko Health, Inc. *	100,898
14,195	Zoetis, Inc. Class A	885,484
		2,157,871
Plastic Material, Synth Resin/Rubber, Cellulos (No Glass) - 0.16%
1,163	Celanese Corp. Series A	110,415

Plastic Material, Synth Resins & Nonvulcan Elastomers - 0.07%
863	Hexcel Corp.	45,558

Plastic Products - 0.56%
3,613	AptarGroup, Inc.	313,825
1,010	Tupperware Brands Corp.	70,932
		384,757
Poultry Slaughtering & Processing - 0.70%
21,964	Pilgrim's Pride Corp. *	481,451

Pumps & Pumping Equipment - 1.78%
22,112	Xylem, Inc.	1,225,668

Radio Broadcasting Stations - 1.60%
25,022	Pandora Media, Inc. *	223,196
160,767	Sirius XM Holdings, Inc.	879,395
		1,102,591

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2017

Shares		Value

Railroad Equipment - 0.06%
419	Westinghouse Air Brake Technologies Corp.	$ 38,338

Retail-Auto & Home Supply Stores - 1.62%
278	Advanced Auto Parts, Inc.	32,412
743	AutoZone, Inc. *	423,852
3,005	O'Reilly Automotive, Inc. *	657,314
		1,113,578
Retail-Auto Dealers & Gasoline Stations - 0.05%
1,076	Copart, Inc. *	34,206

Retail-Building Materials, Hardware, Garden Supply - 0.67%
9,777	Fastenal Co.	425,593
729	Tractor Supply Co.	39,519
		465,112
Retail-Department Stores - 0.07%
496	Burlington Stores, Inc. *	45,627

Retail-Family Clothing Stores - 0.61%
12,581	Gap, Inc.	276,656
2,538	Ross Stores, Inc.	146,519
		423,175
Retail-Home Furniture, Furnishings & Equipment Stores - 0.63%
8,901	Williams-Sonoma, Inc.	431,698

Retail-Miscellaneous Shopping Goods Stores - 0.48%
8,394	Dicks Sporting Goods, Inc.	334,333

Retail-Retail Stores - 1.47%
3,529	Ulta Beauty, Inc. *	1,014,023

Retail-Shoe Stores - 0.79%
11,102	Footlocker, Inc.	547,107

Retail-Variety Stores - 0.98%
9,327	Dollar General Corp.	672,383

Semiconductors & Related Devices - 4.46%
3,441	IPG Photonics Corp. *	499,289
16,523	Microchip Technology, Inc.	1,275,245

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2017

Shares		Value

Semiconductors & Related Devices - (Continued)
2,619	Qorvo, Inc. *	$ 165,835
8,264	Skyworks Solution, Inc.	792,931
5,297	Xilinx, Inc.	340,703
		3,074,003
Services-Advertising Agencies - 1.19%
26,437	Interpublic Group of Companies, Inc.	650,350
2,053	Omnicom Group, Inc.	170,194
		820,544
Services-Business Services - 1.82%
1,519	Athenahealth, Inc. *	213,495
6,121	Broadridge Financial Solutions, Inc.	462,503
2,961	CDK Global, Inc.	183,760
433	Costar Group, Inc. *	114,139
5,788	Zillow Group, Inc. *	283,670
		1,257,567
Services-Commercial Physical & Biological Research - 1.39%
6,438	Charles River Laboratories International, Inc. *	651,204
2,442	Incyte Corp. *	307,472
		958,676
Services-Computer Integrated Systems - 1.33%
4,893	Cerner Corp. *	325,238
8,196	GoDaddy, Inc. Class A *	347,674
2,344	Jack Henry & Associates, Inc.	243,471
		916,383
Services-Computer Programming Services - 0.84%
736	DST Systems, Inc.	45,411
5,495	Workday, Inc. Class A *	533,015
		578,426
Services-Computer Programming, Data Processing, Etc. - 1.51%
2,209	Factset Research Systems, Inc.	367,092
4,979	Red Hat, Inc. *	476,739
11,018	Twitter, Inc. *	196,892
		1,040,723
Services-Computer Programming Services - 1.86%
13,815	VeriSign, Inc. *	1,284,242

Services-Consumer Credit Reporting, Collection Agencies - 3.50%
9,550	Equifax, Inc.	1,312,361
2,931	Moody's Corp.	356,644
17,163	TransUnion *	743,330
		2,412,335

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2017

Shares		Value

Services-Help Supply Services - 1.24%
17,892	Robert Half International, Inc.	$ 857,564

Services-Management Consulting Services - 1.33%
28,211	Booz Allen Hamilton Holding Corp.	917,986

Services-Management Services - 1.82%
10,176	Gartner, Inc. Class A *	1,256,838

Services-Prepackaged Software - 7.18%
2,688	Atlassian Corp. PLC (United Kingdom) *	94,564
2,824	Autodesk, Inc. *	284,716
4,845	Cadence Design Systems, Inc. *	162,259
15,660	Citrix Systems, Inc. *	1,246,223
5,364	PTC, Inc. *	295,664
5,932	ServiceNow, Inc. *	628,792
5,174	Splunk, Inc. *	294,349
6,700	Square, Inc. Class A *	157,182
4,059	SS&C Technologies Holdings, Inc.	155,906
453	Synopsys, Inc. *	33,037
9,476	Tableau Software, Inc. *	580,595
4,177	Tyler Technologies, Inc. *	733,774
608	Ultimate Software Group, Inc. *	127,716
2,585	Veeva Systems, Inc. Class A *	158,486
		4,953,263
Services to Dwellings & Other Buildings - 0.05%
879	Rollins, Inc.	35,784

Special Industry Machinery - 1.86%
9,077	Lam Research Corp.	1,283,760

Specialty Cleaning, Polishing & Sanitation Preparations - 1.01%
5,250	Clorox Co.	699,510

Steel Works, Blast Furnaces Rolling Mills (Coke Ovens) - 0.84%
16,112	Steel Dynamics, Inc.	576,971

Sugar & Confectionery Products - 0.81%
5,218	Hershey Co.	560,257

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2017

Shares		Value

Surgical & Medical Instruments & Apparatus - 0.68%
5,890	Dexcom, Inc. *	$ 430,853
454	Resmed, Inc.	35,353
		466,206
Transportation Services - 0.48%
2,224	Expedia, Inc.	331,265

Trucking (No Local) - 1.37%
10,362	Hunt J.B. Transport Services, Inc.	946,880

Wholesale-Drugs, Proprietaries & Druggists' Sundries - 2.73%
9,555	AmerisourceBergen Corp.	903,234
9,726	Herbalife Ltd. (Cayman Islands) *	693,756
4,491	Nu Skin Enterprises, Inc. Class A	282,214
		1,879,204
Wholesale-Durable Goods - 0.64%
2,443	W.W. Grainger, Inc.	441,035

Wholesale-Industrial Machinery & Equipment - 0.13%
1,008	MSC Industrial Direct Co., Inc.	86,648

Wholesale-Medical, Dental & Hospital Equipment & Supplies - 1.94%
7,311	Henry Schein, Inc. *	1,338,059

Wholesale-Motor Vehicle Supplies & New Parts - 0.07%
501	Genuine Parts Co.	46,473

X-Ray Apparatus & Tubes & Related Irradiation Apparatus - 0.92%
14,011	Hologic, Inc. *	635,819

TOTAL FOR COMMON STOCKS (Cost $59,948,755) - 94.29%		65,008,245

REAL ESTATE INVESTMENT TRUSTS - 2.89%
10,067	Equity Lifestyle Properties, Inc.	869,185
8,901	Federal Realty Investment Trust	1,124,997
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $2,058,381) - 2.89%		1,994,182

TOTAL FOR INVESTMENTS (Cost $62,007,136) ** - 97.18%		67,002,427

OTHER ASSETS LESS LIABILITIES, NET - 2.82%		1,942,617

NET ASSETS - 100.00%		$ 68,945,044

* Non-income producing securities during the period.

** Refer to Note 8 for Tax Cost.

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2017

Shares		Value

COMMON STOCKS - 7.53%

Beverages - 0.44%
4,889	The Coca-Cola Co.	$ 219,272
2,062	PepsiCo, Inc.	238,140
		457,412
Construction, Mining & Materials Handling Machinery & Equipment - 0.30%
3,881	Dover Corp.	311,334

Converted Paper & Paperboard Products - 0.22%
1,782	Kimberly-Clark Corp.	230,074

Cutlery, Handtools & General Hardware - 0.30%
2,214	Stanley Black & Decker, Inc.	311,576

Electromedical & Electrotherapeutic Apparatus - 0.27%
3,192	Medtronic PLC (Ireland)	283,290

Electronic & Other Electrical Equipment - 0.24%
4,277	Emerson Electric Co.	254,995

Fats & Oils - 0.23%
5,868	Archer-Daniels Midland Co.	242,818

General Industrial Machinery & Equipment - 0.31%
2,254	Illinois Tool Works, Inc.	322,885

Household Furniture - 0.27%
5,301	Leggett & Platt, Inc.	278,462

Industrial Inorganic Chemicals - 0.25%
1,820	Air Products & Chemicals, Inc.	260,369

Men's & Boy's Furnishings - 0.52%
2,567	Cintas Corp.	323,545
3,851	VF Corp.	221,818
		545,363
Miscellaneous Food Preparations & Kindred Products - 0.22%
2,378	McCormick & Company, Inc.	231,879

Paints, Varnishes, Lacquers, Enamels & Allied Products - 0.21%
1,986	PPG Industries, Inc.	218,381

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2017

Shares		Value

Perfumes, Cosmetics & Other Toilet Preparations - 0.22%
3,041	Colgate-Palmolive Co.	$ 225,429

Pharmaceutical Preparations - 0.52%
5,696	Abbott Laboratories	276,883
1,993	Johnson & Johnson	263,654
		540,537
Retail-Building Materials, Hardware, Garden Supply - 0.28%
835	The Sherwin-Williams Co.	293,052

Retail-Drug Stores & Proprietary Store - 0.21%
2,787	Walgreen Boots Alliance, Inc.	218,250

Retail-Lumber & Other Building Materials - 0.23%
3,161	Lowe's Companies, Inc.	245,072

Services-Computer Processing & Data Preparation - 0.24%
2,440	Automatic Data Processing, Inc.	250,002

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.45%
1,768	Ecolab, Inc.	234,702
2,682	The Procter Gamble Co.	233,736
		468,438
Specialty Cleaning, Polishing & Sanitation Preparations - 0.22%
1,720	The Clorox Co.	229,173

Steel Works, Blast Furnaces Rolling Mills (Coke Ovens) - 0.22%
3,935	Nucor Corp.	227,718

Surgical & Medical Instruments & Apparatus - 0.59%
1,350	3M Co.	281,056
1,048	C.R. Bard, Inc.	331,283
		612,339
Wholesale-Motor Vehicle Supplies & New Parts - 0.21%
2,324	Genuine Parts Co.	215,574

Wholesale-Drugs Proprietaries & Druggists' Sundries - 0.18%
2,346	Cardinal Health, Inc.	182,800

Wholesale-Durable Goods - 0.18%
1,047	W.W. Grainger, Inc.	189,015

TOTAL FOR COMMON STOCKS (Cost $5,636,933) - 7.53%		7,846,237

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2017

Shares		Value

REAL ESTATE INVESTMENT TRUSTS - 0.82%
1,540	Avalonbay Communities, Inc.	$ 295,942
1,912	Federal Realty Investment Trust	241,658
1,496	Public Storage	311,961
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $928,994) - 0.82%		849,561

SUKUKS - 46.27%

Airlines - 1.56%
1,600,000	Al Shindagha Sukuk, Ltd., Series REGS, 3.776%, 11/26/2019 (Cayman Islands)	1,622,944

Banks - 9.47%
2,300,000	ALHILA, Series REGS, 3.267%, 10/08/2018 (United Arab Emirates)	2,330,158
1,000,000	DIB Sukuk Ltd., 6.25% 03/29/2049 (United Arab Emirates)	1,023,706
3,300,000	EIB Sukuk, Ltd., Series REGS, 4.147%, 01/11/2018 (United Arab Emirates)	3,336,333
270,000	EXIM Sukuk Malaysia Berhad, 2.874%, 02/19/2019 (Malaysia)	272,104
2,400,000	QIIB Sukuk Funding Ltd., Series REGS, 2.688%, 10/18/2017 (Qatar)	2,396,496
500,000	TF Varlik Kiralama AS, Series REGS, 3.95%, 05/02/2018 (Turkey)	502,830
		9,861,627
Communications Equipment - 1.18%
1,200,000	Axiata Spv2 Bhd, Series REGS, 3.466%, 11/19/2020 (Malaysia)	1,228,162

Financial Services - 6.99%
300,000	ADIB Capital Sukuk, Series REGS, 6.375%, 10/16/2018 (Cayman Islands) **	306,071
2,900,000	DIP Sukuk Ltd. Series REGS, 4.291%, 02/20/2019 (Cayman Islands)	2,961,741
4,000,000	Jany Sukuk Co. LTD, Series REGS, 2.844%, 09/23/2019 (Cayman Islands)	4,015,200
		7,283,012
Real Estate - 5.68%
1,500,000	DIFC Investments LLC, Note, Series REGS, 4.325% 11/12/2024 (United Arab Emirates)	1,569,979
1,000,000	Emaar Sukuk, Ltd., Series REGS, 4.564%, 06/18/2024 (Cayman Islands)	1,042,995
500,000	MAF Sukuk, Ltd., Unsecured Note, Series REGS, 4.50%, 11/03/2025 (Cayman Islands)	523,125
2,700,000	Sukuk Funding No. 3, Ltd., Series REGS, 4.348%, 12/03/2018 (Cayman Islands)	2,774,841
		5,910,940
Sovereigns - 13.28%
500,000	CBB International, Series 144A, 5.624%, 2/12/2024 (Bahrain) (1)	514,200
1,000,000	Hazine Mustesarligi, Series REGS, 2.803%, 03/26/2018 (Turkey) **	1,002,452
500,000	Hazine Mustesarligi, Series REGS, 4.557%, 10/10/2018 (Turkey) **	511,226
1,000,000	Hazine Mustesarligi, Series 144A, 5.004%, 04/06/2023 (Turkey) ** (1)	1,020,680

** Variable rate security; the coupon rate shown represents the yield at June 30, 2017.

(1) Denotes a restricted security that may be sold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At June 30, 2017 these liquid restricted securities amount to $5,260,778, which represented 5.05% of total net assets.

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2017

Shares		Value

Sovereigns - (Continued)
1,000,000	Indonesia, Government of, Series 144A, 3.40%, 03/29/2022 (Indonesia) (1)	$ 1,010,000
300,000	Indonesia, Government of, Series 144A, 4.15%, 03/29/2027 (Indonesia) (1)	304,500
400,000	KSA Sukuk, Ltd., Series 144A, 2.894%, 04/20/2022 (Saudi Arabia) (1)	400,638
1,000,000	KSA Sukuk, Ltd., Series 144A, 3.628%, 04/20/2027 (Saudi Arabia) (1)	1,021,260
1,000,000	Oman, Government, Series 144A, 4.397%, 06/01/2024 (Oman) (1)	989,500
1,800,000	Pakistan, Series REGS, 6.75% 12/03/2019 (Pakistan)	1,902,386
1,400,000	Perusahaan Pener Indois Sukuk, Series REGS, 3.30%, 11/21/2022 (Indonesia)	1,408,820
2,400,000	Perusahaan Pener Indois Sukuk, Series REGS, 4.00%, 11/21/2018 (Indonesia)	2,466,000
500,000	Perusahaan Pener Indois Sukuk, Series REGS, 4.35% 09/10/2024 (Indonesia)	521,250
750,000	Zar Sovereign Capital Fund, Series REGS, 3.903%, 06/24/2020 (South Africa)	760,426
		13,833,338
Supranationals - 0.29%
300,000	IDB Trust Services, Ltd., Series REGS, 1.535%, 06/04/2018 (Jersey)	301,740

Transportation & Logistics - 2.61%
1,000,000	DP World Cresent, Ltd, Sr. Unsecd. Note, Series REGS, 3.908, 5/31/2023 (Cayman Islands)	1,022,968
1,700,000	DP World Sukuk, Ltd., Series REGS, 6.25%, 07/02/2017 (Cayman Islands)	1,700,000
		2,722,968
Utilities - 2.81%
1,850,000	Dewa Sukuk 2013, Ltd., Series REGS, 3.00%, 03/05/2018 (Cayman Islands)	1,863,510
1,000,000	Saudi Electricity Global Sukuk, Series REGS, 4.211%, 04/03/2022 (Cayman Islands)	1,060,234
		2,923,744
Wireless Telecommunications Services - 2.40%
2,500,000	Ooredoo Tamweel Ltd., Series REGS, 3.039%, 12/03/2018 (Qatar)	2,502,240

TOTAL FOR SUKUKS (Cost $48,017,360) - 46.27%		48,190,715

TRADE FINANCE AGREEMENTS - 3.24%
26,034	Government of Egypt DD1, 3.311%, 01/30/2019 (Egypt)	25,904
108,344	Government of Egypt DD2, 3.311%, 01/30/2019 (Egypt)	107,802
67,122	Government of Egypt DD3, 3.311%, 01/30/2019 (Egypt)	66,787
79,106	Government of Egypt DD4, 3.311%, 01/30/2019 (Egypt)	78,710
89,368	Government of Egypt DD5, 3.311%, 01/30/2019 (Egypt)	88,921
168,990	Government of Egypt DD6, 3.311%, 01/30/2019 (Egypt)	168,146
21,055	Government of Egypt DD7, 3.311%, 01/30/2019 (Egypt)	20,949
205,063	Government of Egypt DD8, 3.311%, 01/30/2019 (Egypt)	204,038
96,210	Government of Egypt DD9, 3.311%, 01/30/2019 (Egypt)	95,729

(1) Denotes a restricted security that may be sold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At June 30, 2017 these liquid restricted securities amount to $5,260,778, which represented 5.05% of total net assets.

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2017

Shares		Value

TRADE FINANCE AGREEMENTS - (Continued)
270,201	Government of Egypt DD10, 3.311%, 01/30/2019 (Egypt)	$ 268,850
208,203	Government of Egypt DD11, 3.311%, 01/30/2019 (Egypt)	207,162
160,304	Government of Egypt DD12, 3.311%, 01/30/2019 (Egypt)	159,503
23,955	Pak-Arab Refinery ITFC, 4.165%, 07/07/2017 (Pakistan)	23,955
26,518	Pak-Arab Refinery ITFC, 4.165%, 07/06/2017 (Pakistan)	26,518
27,333	Pak-Arab Refinery ITFC, 4.165%, 07/13/2017 (Pakistan)	27,333
28,189	Pak-Arab Refinery ITFC, 4.165%, 07/17/2017 (Pakistan)	28,189
26,659	Pak-Arab Refinery ITFC, 4.165%, 07/24/2017 (Pakistan)	26,659
26,154	Pak-Arab Refinery ITFC, 4.165%, 08/05/2017 (Pakistan)	26,154
26,254	Pak-Arab Refinery ITFC, 4.165%, 08/10/2017 (Pakistan)	26,254
24,846	Pak-Arab Refinery ITFC, 4.165%, 08/18/2017 (Pakistan)	24,846
23,768	Pak-Arab Refinery ITFC, 4.165%, 08/23/2017 (Pakistan)	23,768
26,211	Pak-Arab Refinery ITFC, 4.165%, 09/06/2017 (Pakistan)	26,211
23,761	Pak-Arab Refinery ITFC, 4.165%, 09/08/2017 (Pakistan)	23,761
25,419	Pak-Arab Refinery ITFC, 4.165%, 09/16/2017 (Pakistan)	25,419
648	Pak-Arab Refinery ITFC, 4.165%, 09/16/2017 (Pakistan)	648
26,529	Pak-Arab Refinery ITFC, 4.165%, 09/22/2017 (Pakistan)	26,529
24,394	Pak-Arab Refinery ITFC, 4.165%, 09/27/2017 (Pakistan)	24,394
26,416	Pak-Arab Refinery ITFC, 4.165%, 12/06/2017 (Pakistan)	26,416
1,500,000	Turk Eximbank Turkey, 3.003%, 03/09/2018 (Turkey)	1,501,500
TOTAL FOR TRADE FINANCE AGREEMENTS (Cost $3,387,055) - 3.24%		3,381,055

BANK DEPOSITS - 34.50%
1,004,209	Albaraka Turk Participation Bank, 1.59%, 7/31/2017 (Turkey)	1,004,209
1,019,478	Albaraka Turk Participation Bank, 1.60%, 7/19/2017 (Turkey)	1,019,478
1,007,727	Arab Banking Corp., NY Branch, 1.70%, 08/10/2017 (Bahrain)	1,007,727
2,025,420	Arab Banking Corp., NY Branch, 1.70%, 08/17/2017 (Bahrain)	2,025,420
1,003,067	Arab Banking Corp., NY Branch, 1.85%, 11/17/2017 (Bahrain)	1,003,067
1,023,857	Arab Banking Corp., NY Branch, 2.02%, 01/25/2018 (Bahrain)	1,023,857
1,000,000	Gulf International Bank (UK), 1.24%, 11/03/2017 (Bahrain)	1,000,000
1,000,000	Gulf International Bank (UK), 1.35%, 12/05/2017 (Bahrain)	1,000,000
1,000,000	Gulf International Bank (UK), 1.65%, 05/03/2018 (Bahrain)	1,000,000
1,254,506	Kuveyt Turk Participation Bank, 2.257%, 07/13/2017 (Turkey) **	1,254,506
2,074,354	Kuveyt Turk Participation Bank, 2.254%, 07/17/2017 (Turkey) **	2,074,354
1,154,126	Kuveyt Turk Participation Bank, 2.254%, 07/24/2017 (Turkey) **	1,154,126
1,007,406	Maybank Islamic Bank, 1.25%, 07/25/2017 (Malaysia)	1,007,406
1,010,507	Maybank Islamic Bank, 1.40%, 11/07/2017 (Malaysia)	1,010,507
2,000,000	Maybank Islamic Bank, 1.60%, 11/24/2017 (Malaysia)	2,000,000
1,009,100	Maybank Islamic Bank, 1.75%, 02/12/2018 (Malaysia)	1,009,100

** Variable rate security; the coupon rate shown represents the yield at June 30, 2017.

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2017

Shares		Value

BANK DEPOSITS - (Continued)
2,013,000	Maybank Islamic Bank, 1.75%, 03/01/2018 (Malaysia)	$ 2,013,000
2,006,389	QIB (UK) Plc., 1.77%, 09/22/2017 (Qatar)	2,006,389
1,003,879	QIB (UK) Plc., 1.97%, 10/25/2017 (Qatar)	1,003,879
1,300,000	QIB (UK) Plc., 1.97%, 10/25/2017 (Qatar)	1,300,000
1,011,397	QIB (UK) Plc., 2.05%, 11/30/2017 (Qatar)	1,011,397
1,001,475	QIB (UK) Plc., 2.26%, 03/23/2018 (Qatar)	1,001,475
2,000,000	Qatar National Bank, 1.88%, 02/27/2018 (Qatar)	2,000,000
2,000,000	Qatar National Bank, 2.00%, 06/06/2018 (Qatar)	2,000,000
2,000,000	Turkiye Finans Bank, 2.01%, 07/10/2017 (Turkey)	2,000,000
1,999,955	Turkiye Finans Bank, 2.20%, 07/13/2017 (Turkey)	1,999,955
TOTAL FOR BANK DEPOSITS (Cost $35,929,852) - 34.50%		35,929,852

TOTAL FOR INVESTMENTS (Cost $93,900,194) * - 92.36%		96,197,420

OTHER ASSETS LESS LIABILITIES, NET - 7.64%		7,957,048

NET ASSETS - 100.00%		$104,154,468

* Refer to Note 8 for Tax Cost.

The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2017

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Assets:
Investment Securities at Value (Cost $62,007,136 and $93,900,194, respectively)	$ 67,002,427	$ 96,197,420
Cash	2,177,133	6,856,388
Receivables:
Shareholder Subscriptions	83,690	26,267
Securities Sold	20,462,308	1,025,831
Dividends	48,141	18,885
Sukuk and other income	-	570,617
Prepaid Expenses	14,359	18,135
Total Assets	89,788,058	104,713,543
Liabilities:
Shareholder Redemptions	11,798	363,437
Distributions Payable	-	106,207
Securities Purchased	20,766,645	-
Due to Adviser	35,105	67,953
Distribution Fees	8,256	741
Trustee Fees	1,324	1,955
Accrued Expenses	19,886	18,782
Total Liabilities	20,843,014	559,075
Net Assets	$ 68,945,044	$ 104,154,468

Net Assets Consist of:
Paid In Capital	$ 54,860,634	$ 102,128,503
Undistributed Net Investment Income (Loss)	(8,090)	15,193
Accumulated Realized Gain (Loss) on Investments	9,097,209	(286,454)
Unrealized Appreciation in Value of Investments	4,995,291	2,297,226
Net Assets, for 4,966,961 and 9,965,943 Shares Outstanding, respectively	$ 68,945,044	$ 104,154,468

Net Asset Value Per Share	$ 13.88	$ 10.45

Redemption Price Per Share ($13.88*0.98; $10.45*0.98) Note 5*	$ 13.60	$ 10.24

* The Funds will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase for the Azzad Ethical Fund and for the Azzad Wise Capital Fund.

The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

STATEMENT OF OPERATIONS

For the year ended June 30, 2017

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Investment Income:
Dividends	$ 618,876	$ 186,611
Sukuk income	-	1,615,940
Other income from underlying investments (net of foreign tax withheld $0 and $32,879, respectively)	-	581,483
Total Investment Income	618,876	2,384,034

Expenses:
Advisory	530,514	1,199,789
Distribution	99,471	50,411
Legal	4,917	2,585
Transfer Agent	60,357	64,849
Audit	12,396	11,837
Registration	25,179	25,912
Administrative	8,997	8,997
Custody	16,268	53,252
Printing	6,546	694
Trustee	2,077	3,099
Miscellaneous	5,158	6,955
Insurance	892	892
Total Expenses	772,772	1,429,272
Fees Waived and Reimbursed by the Advisor	(116,261)	(128,661)
Net Expenses	656,511	1,300,611

Net Investment Income (Loss)	(37,635)	1,083,423

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Realized Gain (Loss) on Investments and Foreign Currency Transactions (a)	11,399,374	(229,324)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(1,944,957)	315,123
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	9,454,417	85,799

Net Increase in Net Assets Resulting from Operations	$ 9,416,782	$ 1,169,222

(a) Includes $5,147 and $2,162 in long-term capital gain distributions received from investments in the Azzad Ethical and  Azzad Wise Capital Funds, respectively.

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	6/30/2017	6/30/2016
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ (37,635)	$ 33,814
Net Realized Gain (Loss) on Investments	11,399,374	(2,297,873)
Unrealized Depreciation on Investments	(1,944,957)	(4,079,962)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,416,782	(6,344,021)

Distributions to Shareholders:
Net Investment Income	(58,692)	-
Realized Gains	-	(430,950)
Total Distributions	(58,692)	(430,950)

Capital Share Transactions	(5,820,595)	7,821,229

Total Increase in Net Assets	3,537,495	1,046,258

Net Assets:
Beginning of Year	65,407,549	64,361,291

End of Year (Includes Undistributed Net Investment Loss of
$(8,090) and $-, respectively)	$ 68,945,044	$ 65,407,549

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	6/30/2017	6/30/2016
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 1,083,423	$ 605,982
Net Realized Gain (Loss) on Investments	(229,324)	196,173
Unrealized Appreciation on Investments	315,123	203,679
Net Increase in Net Assets Resulting from Operations	1,169,222	1,005,834

Distributions to Shareholders:
Net Investment Income	(1,102,769)	(606,320)
Realized Gains	-	-
Total Distributions	(1,102,769)	(606,320)

Capital Share Transactions	10,790,525	985,719

Total Increase in Net Assets	10,856,978	1,385,233

Net Assets:
Beginning of Year	93,297,490	91,912,257

End of Year (Includes Undistributed Net Investment Income
of $15,193 and $34,540, respectively)	$104,154,468	$ 93,297,490

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	For the Years Ended
	6/30/2017	6/30/2016	6/30/2015	6/30/2014	6/30/2013

Net Asset Value, at Beginning of Year	$ 12.06	$ 13.44	$ 13.69	$ 12.24	$ 10.77

Income From Investment Operations:
Net Investment Income (Loss) *	(0.01)	0.01	(0.03)	(0.02)	0.01
Net Gain (Loss) on Securities (Realized and Unrealized)	1.84	(1.31)	0.97	3.01	1.62
Total from Investment Operations	1.83	(1.30)	0.94	2.99	1.63

Distributions:
Net Investment Income	(0.01)	0.00	0.00	(0.01)	(0.01)
Realized Gains	0.00	(0.08)	(1.19)	(1.53)	(0.15)
Total Distributions	(0.01)	(0.08)	(1.19)	(1.54)	(0.16)

Redemption Fees (a) ***	0.00	0.00	0.00	0.00	0.00

Net Asset Value, at End of Year	$ 13.88	$ 12.06	$ 13.44	$ 13.69	$ 12.24

Total Return **	15.20%	(9.66)%	7.05%	24.85%	15.36%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 68,945	$ 65,408	$ 64,361	$ 50,247	$ 34,169
Before Waivers
Ratio of Expenses to Average Net Assets	1.17%	1.16%	1.19%	1.19%	1.35%
Ratio of Net Investment Loss to Average Net Assets	(0.23)%	(0.12)%	(0.41)%	(0.32)%	(0.27)%
After Waivers
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.06)%	(0.05)%	(0.21)%	(0.12)%	0.09%
Portfolio Turnover	107.97%	33.70%	29.80%	56.66%	103.43%

(a) The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	For the Years Ended
	6/30/2017	6/30/2016	6/30/2015	6/30/2014	6/30/2013

Net Asset Value, at Beginning of Year	$ 10.44	$ 10.39	$ 10.34	$ 10.09	$ 10.07

Income From Investment Operations:
Net Investment Income *	0.11	0.07	0.06	0.08	0.16
Net Gain (Loss) on Securities (Realized and Unrealized)	0.01	0.05	0.05	0.35	0.10
Total from Investment Operations	0.12	0.12	0.11	0.43	0.26

Distributions:
Net Investment Income	(0.11)	(0.07)	(0.06)	(0.07)	(0.16)
Realized Gains	0.00	0.00	0.00	(0.11)	(0.08)
Total Distributions	(0.11)	(0.07)	(0.06)	(0.18)	(0.24)

Redemption Fees (a)	0.00***	0.00***	0.00***	0.00***	0.00

Net Asset Value, at End of Year	$ 10.45	$ 10.44	$ 10.39	$ 10.34	$ 10.09

Total Return **	1.19%	1.15%	1.02%	4.35%	2.61%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 104,154	$ 93,297	$ 91,912	$ 68,186	$ 53,809
Before Waivers/Recoupment
Ratio of Expenses to Average Net Assets	1.42%	1.42%	1.45%	1.52%	1.53%
Ratio of Net Investment Income to Average Net Assets	0.95%	0.60%	0.57%	0.79%	1.52%
After Waivers/Recoupment
Ratio of Expenses to Average Net Assets	1.29%	1.36%	1.49%	1.49%	1.49%
Ratio of Net Investment Income to Average Net Assets	1.07%	0.66%	0.53%	0.82%	1.56%
Portfolio Turnover	43.01%	19.10%	41.27%	27.13%	45.40%

(a) The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase.

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2017

Note 1.

Organization

The Azzad Funds, (the "Trust") is an open-end management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The Trust was organized as a Massachusetts business trust on December 16, 1996. The Trust is comprised of the following Funds: The Azzad Ethical Fund (the “Ethical Fund”), which commenced operations on December 22, 2000 and is registered as a non-diversified fund and the Azzad Wise Capital Fund (the “Wise Fund”), which commenced operations on April 6, 2010 and is registered as a non-diversified fund. The series included in these financial statements are collectively referred to as the "Funds". Azzad Asset Management, Inc. (“Adviser”) is the investment adviser to both Funds (see Note 4).

The Ethical Fund’s primary investment objective is to provide shareholders with long-term total return consistent with ethical principles.

The Wise Fund’s primary investment objective is to provide shareholders with capital preservation and income.

The Funds should be considered long-term investments and are not appropriate for short-term goals. The Funds may also be used in all types of retirement and college savings plans including Separately Managed (Wrap) programs.

Non-Diversification Risk- The Funds are non-diversified, which means they may invest a greater percentage of their assets in a fewer number of holdings as compared to other mutual funds that are more broadly diversified.  As a result, the Funds’ share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual holding in the Funds’ portfolio may have a significant negative impact on the Funds’ performance.

Note 2.

Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements. The Funds follow the accounting and reporting guidance of FASB Accounting Standard Codification 946 and ASU 2013-08 applicable to investment companies.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Wise Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from

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changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, income, and foreign withholding taxes recorded on the Wise Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Security Transactions and Related Investment Income- Investment transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gain/(loss) on the statement of operations also includes realized gain distributions received from Real Estate Investment Trusts (“REITS”). Distributions of net realized gains are recorded on the REIT’s ex-dividend date.  Sukuk income and income from other investments in the Wise Fund are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security.

Federal Income Taxes- The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

In addition, the Generally Accepted Accounting Principles (“GAAP”) requires management of the Funds to analyze all open tax years, fiscal years 2014-2017, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended June 30, 2017, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Cash and cash equivalents – The Funds consider all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents.  The Funds may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits.  The Funds have not

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2017

experienced losses on these accounts, and management believes that the Funds are not exposed to significant risks on such accounts.

Restricted and Illiquid Securities - Each Fund may invest up to 15% of its net assets in securities that are considered to be illiquid. A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the Securities Act of 1933, as amended (the “1933 Act”), and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities for purposes of the 15% limitation by the Adviser, pursuant to procedures adopted by the Board of Trustees of the Trust, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.

Redemption Fees- The Ethical Fund and the Wise Fund each charge a 2.00% redemption fee for shares redeemed within 90 days of investment.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Funds will retain the fees charged as an increase in paid-in capital and such fees become part of each Fund’s daily NAV calculation.  See Note 5.

Dividends and Distributions to Shareholders- The Funds intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis.  The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.   The Ethical Fund re-classed $29,545 from net investment loss to paid in capital. Please see Note 8 for additional information on dividends paid.

Estimates- The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2017

contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Note 3. Securities Valuations

Processes and Structure

The Funds' Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

The Funds’ Board of Trustees has adopted written Pricing and Valuation Procedures (the “Procedures”) governing the fair valuation of securities, and has delegated authority to the company's investment adviser to apply those methods in making fair value determinations, subject to board oversight. The investment adviser has established a Valuation Committee to oversee the implementation of these Procedures. The Valuation Committee has the responsibility of determining the fair value of each of the Fund’s securities or other assets in the absence of readily available market quotations. The Valuation Committee also reviews the Funds’ Procedures to make sure they continue to be appropriate for the Funds. The Valuation Committee meets annually and on an as needed basis. The Valuation Committee reviews its own fair value decisions and reports to the Board of Trustees on all fair valuation decisions that are made. The Board of Trustees reviews all valuation decisions made by the Valuation Committee and evaluates whether the Valuation Committee is adhering to the Funds’ Procedures and whether the Procedures continue to be appropriate for the Funds.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

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•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Sukuk. The Wise Fund invests in Sukuk. Sukuk are used to finance projects and asset acquisitions while avoiding the Islamic prohibition on interest. Whereas bonds represent a debt ownership, a sukuk certificate represents ownership or interest in a tangible asset, or the usufruct of an asset. They are therefore considered to be asset-based securities. Sukuk grant investors a proportionate beneficial ownership of the underlying asset, along with its associated risks and potential cash flows. Underlying assets may include, without limitation, real estate (developed and undeveloped), infrastructure projects, lease contracts and machinery and equipment. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Wise Fund (as the investor) is relying on the creditworthiness

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

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of the issuer for all payments required by the Sukuk. Sukuk certificate holders share the risk of the underlying asset. If the assets on which sukuk are issued do not perform as well as expected, the sukuk investor will bear a share of the loss. Unlike conventional bonds, sukuk do not earn interest payments.

Sukuk may be issued by international financial institutions, foreign governments and agencies of foreign governments and even global corporations. Like conventional bonds, rating agencies rate Sukuk based on their credit quality and the issuer’s ability to pay investors. Sukuk receive ratings that look exactly like conventional bonds. At June 30, 2017, 46.27% of the Wise Fund’s net assets were invested in Sukuk.  These instruments will be categorized as level 2 investments in the fair value hierarchy.

Trade Finance Agreements.  Trade finance agreements in which the Wise Fund may invest consist primarily of loans or similar instruments used to finance international trade and related infrastructure projects, such as, for example, facilities for pre-export finance, process and commodities finance, receivables financing, factoring or forfeiting, trade credit insurance, letters of credit and other documentary credits, documentary collection, promissory notes, bills of exchange and other negotiable instruments.  The Wise Fund may invest in such investments by way of purchase, assignment, participation, guarantee, insurance or another financial instrument.  Trade finance agreements transactions may include both domestic and international transactions, and may include sellers of goods or services, buyers of such goods or services, intermediaries such as banks and other financial institutions as lenders, insurers, and other parties.    A trade finance agreements transaction can involve various structures.  For example, while a seller (or exporter) can require a purchaser (an importer) to prepay for goods shipped, the purchaser (importer) may wish to reduce risk by requiring the seller to document the goods that have been shipped. Banks, financial institutions or other lenders may assist by providing various forms of support, such as a letter of credit provided by the importer’s bank to the exporter (or the exporter's bank) providing for payment upon presentation of certain documents (for example, a bill of lading). The exporter's bank also may make a loan (by advancing funds) to the exporter on the basis of the export contract.

Trade Finance agreements are located primarily in or have exposure to global emerging markets. As such, the Wise Fund is subject to all of the risks typical to investments generally made in emerging markets. In addition, the Wise Fund is subject to risks specific to the trade finance agreements asset class such as liquidity risk, credit rating risk, and counter-party risk. The Wise Fund will only invest in trade finance agreements related securities if it is determined that this investment is in accordance with the Wise Fund’s ethical investment philosophy. Trade finance agreements will be categorized as level 3 investments in the fair value hierarchy. Trade finance agreements are considered illiquid securities as defined by the Investment Company Act of 1940. The Wise Fund’s investments in trade finance agreements at June 30, 2017 represented 3.24% of the Wise Fund’s net assets.

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Bank Deposits. In a typical bank deposit, a bank raises funds to invest in various commercial activities from its investors. The bank and its investors both share in the profit and risk of loss of investment in such activities. The bank is responsible for monitoring the underlying investments to make sure that they will achieve the anticipated profit rate agreed upon in the contract on the maturity date. If the bank makes any profit by the maturity date, the profits are shared with investors according to a pre-agreed ratio. Conversely, if a loss is made, it is borne by the investors in the absence of gross negligence, fraud or willful default by the bank. The bank provides investors with monthly indicative profit rates for their investments.  Bank deposits will be categorized as level 2 investment in the fair value hierarchy. The Wise Fund held 34.50% of bank deposits at June 30, 2017.

The following tables summarize the inputs used to value each Fund’s assets measured at fair value as of June 30, 2017:

Azzad Ethical Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 65,008,245	$ -	$ -	$ 65,008,245
Real Estate Investment Trusts	1,994,182	-	-	1,994,182
	$ 67,002,427	$ -	$ -	$ 67,002,427

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Ethical Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. The Ethical Fund did not hold any derivative instruments at any time during the year ended June 30, 2017.

Azzad Wise Capital Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 7,846,237	$ -	$ -	$ 7,846,237
Real Estate Investment Trusts	849,561	-	-	849,561
Sukuk *	-	48,190,715	-	48,190,715
Trade Finance Agreements	-	-	3,381,055	3,381,055
Bank Deposits	-	35,929,852	-	35,929,852
	$ 8,695,798	$84,120,567	$ 3,381,055	$ 96,197,420

* Industry classifications for these categories are detailed in each Fund’s Schedule of Investments.

There were no significant transfers into or out of Level 1, Level 2 or Level 3 during the period. It is the Wise Fund’s policy to recognize transfers into and out of Level 1, Level 2 and Level 3 at the end of the reporting period.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

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Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Trade Finance Agreements
Balance as of 6/30/2016	$ 862,615
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	(5,479)
Realized Gain/(Loss)	-
Purchases	4,793,407
Sales	(2,269,488)
Transfers In/(Out) of Level 3	-
Balance as of 6/30/2017	$ 3,381,055

The Wise Fund uses a pricing service to provide price evaluations for Level 3 trade finance agreements.  The quantitative unobservable inputs used by the pricing service are proprietary and not provided to the Wise Fund and therefore the disclosure that would address these inputs is not included above.

Note 4.

Transactions with the Adviser and Affiliates

Advisory Agreement - Azzad Asset Management, Inc. (the "Adviser") under an advisory agreement with the Trust, furnishes management and investment advisory services and, subject to the supervision of the Trust's Board, directs the investments of the Trust in accordance with the Funds’ investment objectives, policies and limitations. For this service, the Adviser receives a monthly management fee at the annual rate of 0.80% and 1.19% of the average daily net assets for the Ethical Fund and Wise Fund, respectively.

For the year ended June 30, 2017, the Adviser earned $530,514 and $1,199,789 in advisory fees for the Ethical Fund and Wise Fund, respectively. At June 30, 2017, the Adviser was owed $34,365 and $67,213 in advisory fees for the Ethical Fund and Wise Fund, respectively.

The Funds’ Adviser has agreed to contractually waive all or a portion of its fees or reimburse the Funds for certain operating expenses, to the extent necessary to limit each fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Funds invest; and litigation and other extraordinary expenses) to 0.99% and 1.29%, for Ethical Fund and Wise Fund, respectively, of average daily net assets for a five year period ending December 1, 2018. Prior to November 1, 2015, the Wise Fund’s net annual operating expenses were limited to 1.49% of average daily net asset.  Any waiver or reimbursement of operating expenses by the Adviser is subject to repayment by the Funds within three years after such reimbursement or waiver occurred, if the Funds are able to make the repayment without exceeding the expense limitations (or, if less, the expense limitation

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

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then in place). For the year ended June 30, 2017, the Adviser waived fees of $116,261 for the Ethical Fund and $128,661 for the Wise Fund.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Funds.  Fees waived or expenses reimbursed during a given year may be paid to the Adviser during the following three-year period to the extent that payment of such expenses does not cause the Funds to exceed the expense limitation.  As of June 30, 2017, the unreimbursed amounts paid or waived by the Adviser on behalf of the Ethical Fund and Wise Fund are $341,741 and $187,417, respectively.  As of June 30, 2017, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable Through	Ethical Fund	Wise Fund
June 30, 2015	June 30, 2018	$ 115,542	$ -
June 30, 2016	June 30, 2019	$ 109,938	$ 58,756
June 30, 2017	June 30, 2020	$ 116,261	$ 128,661

Sub-advisory Agreement – The Adviser and the Board entered into a Sub-Advisory Agreement with Ziegler Capital Management (“Sub-Adviser”, “Ziegler”) on August 16, 2012, on behalf of the Ethical Fund.  The sub-advisory fee paid to Ziegler is paid by the Adviser, not the Ethical Fund and therefore does not impact the fees paid by the Ethical Fund.  The Ethical Fund receives additional research services and investment management expertise, from a reputable firm, without additional expense to the Ethical Fund.

The Adviser and the Board entered into a Sub-Advisory Agreement with Federated Investors, Inc. (“Sub-Adviser”, “Federated”) on March 10, 2014, on behalf of the Wise Fund. The sub-advisory fee paid to Federated is paid by the Adviser, not the Wise Fund and therefore does not impact the fees paid by the Wise Fund. The Wise Fund receives additional research services and investment management expertise, from a reputable investment manager without any additional expense to the Wise Fund.

Administrative Agreement - The Funds have an Administrative Agreement with the Adviser.  Pursuant to the Administrative Agreement, the Adviser, subject to the overall supervision and review of the Board, provides administrative services to the Funds, provides the Funds with office space, facilities and business equipment, and provides the services and clerical personnel for administering the affairs of the Funds.  As such, each of the Funds pays the Adviser $750 per month, per Fund.   For the year ended June 30, 2017, the Ethical Fund and the Wise Fund each paid the Adviser $8,997 for administrative services pursuant to the agreement.  As of June 30, 2017, each Fund owed the Adviser $740, respectively, in administrative fees.

Note 5.

Capital Share Transactions

The Board of Trustees is authorized to issue an unlimited number of shares. There is no par-value on the capital stock.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2017

The following is a summary of capital share activity for the years ended June 30, 2017 and 2016:

Ethical Fund	Year Ended 6/30/2017		Year Ended 6/30/2016
	Shares	Amount	Shares	Amount
Shares Sold	796,415	$ 10,390,095	1,232,989	$ 15,108,858
Shares issued in reinvestment of distributions	2,000	24,962	13,858	169,487
Redemption fees	-	456	-	171
Shares redeemed	(1,253,861)	(16,236,108)	(612,175)	(7,457,287)
Net Increase (decrease)	(455,446)	$ (5,820,595)	634,672	$ 7,821,229

As of June 30, 2017, paid-in-capital totaled $54,860,634.

The following is a summary of capital share activity for the years ended June 30, 2017 and 2016:

Wise Fund	Year Ended 6/30/2017		Year Ended 6/30/2016
	Shares	Amount	Shares	Amount
Shares Sold	3,174,006	$ 33,151,963	2,313,306	$23,994,078
Shares issued in reinvestment of distributions	21,838	227,710	12,449	129,165
Redemption fees	-	594	-	233
Shares redeemed	(2,166,703)	(22,589,742)	(2,237,055)	(23,137,757)
Net Increase	1,029,141	$ 10,790,525	88,700	$ 985,719

As of June 30, 2017, paid-in-capital totaled $102,128,503.

Shareholders of the Ethical and Wise Fund are subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of the Fund shares redeemed within 90 days after their purchase. For the year ended June 30, 2017, $456 and $594 of redemption fees were collected from shareholders of the Ethical and Wise Fund, respectively, and reclassified to paid-in-capital.

Note 6.

Investment Transactions

For the year ended June 30, 2017, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $69,535,763 and $74,938,077, respectively, for the Ethical Fund. For the year ended June 30, 2017 $25,675,212 and $30,698,487, respectively, for the Wise Fund.

Note 7. Concentration of Risk

The Wise Fund invests in securities of non-U.S. and U.S. issuers.  Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.  As of June 30, 2017, the diversification of countries was as follows:

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2017

Country	Percentage of Net Assets
Cayman Islands	18.13%
Qatar	14.62%
Turkey	14.44%
Bahrain	8.23%
Malaysia	8.20%
United States	8.08%
United Arab Emirates	7.93%
Indonesia	5.48%
Pakistan	2.20%
Egypt	1.44%
Saudi Arabia	1.37%
Oman	0.95%
South Africa	0.73%
Jersey	0.29%
Ireland	0.27%

Note 8.

Tax Matters

As of June 30, 2017, the tax basis components, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	Ethical Fund	Wise Fund
Federal tax cost of investments, including short-term investments	$ 62,007,136	$ 93,900,194

Gross tax appreciation of investments	$ 6,392,767	$ 2,611,962
Gross tax depreciation of investments	$(1,397,476)	$ (314,736)
Net tax appreciation	$ 4,995,291	$ 2,297,226

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Funds’ tax basis capital gains and losses and undistributed ordinary income are determined at the end of each fiscal year. As of June 30, 2017 the Funds’ most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

	Ethical Fund	Wise Fund
Unrealized appreciation on investments	$ 4,995,291	$ 2,297,226
Undistributed ordinary income	-	15,193
Deferral of post October Loss	-	(229,173)
Deferral of post December net investment loss	(8,090)	-
Undistributed realized gains	9,097,209	-
Capital loss carry forwards +:
No expiration:
Short-term	-	(45,229)
Long-term	-	(12,052)
	$ 14,084,410	$ 2,025,965

The undistributed ordinary income and capital gains (losses) shown may differ from corresponding accumulated net investment income and accumulated net realized gain (loss) reported on the statement of assets and liabilities due to certain temporary book/tax differences for the Wise Fund. Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year.

+ The capital loss carry forward will be used to offset any capital gains realized by the Wise Fund in future years through the indefinite expiration date.  The Wise Fund will not make distributions from capital gains while a capital loss carry forward remains.

The Funds paid the following distributions for the years ended June 30, 2017 and 2016:

Ethical Fund
Year Ended	$ Amount	Tax Character
06/30/2017	$ 58,692	Ordinary Income

Year Ended	$ Amount	Tax Character
06/30/2016	$ 430,950	Long-Term Capital Gain

Wise Fund
Year Ended	$ Amount	Tax Character
06/30/2017	$ 1,102,769	Ordinary Income

Year Ended	$ Amount	Tax Character
06/30/2016	$ 606,320	Ordinary Income

Note 9.

Distribution Plan

The Funds maintain a distribution expense plan (a “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows the Funds to pay distribution expenditures incurred in connection with the sale and promotion of the Funds and the furnishing of services to shareholders of the Funds.  The Plan provides that the Funds may pay up to a maximum on an annual basis of 0.15% and 0.05% of the average daily value of the net assets of the Funds for the Ethical Fund and Wise Fund, respectively.  Under the plan,  permitted expenditures include:  (i) commissions to sales personnel for selling shares of the Funds; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the cost of preparing and distributing promotional materials; (vi) the costs of printing the Funds’ Prospectus and Statement of Additional Information for distribution to potential investors; (vii) other similar services that the Trustees determine are reasonably calculated to result in sales of shares of the Funds; and

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2017

(viii) the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts.  Because these expenses are paid out of the Funds’ assets on an ongoing basis, over time these expenses may increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.  For the year ended June 30, 2017, the Ethical Fund incurred $99,471 in distribution fees and the Wise Fund incurred $50,411 in distribution fees.

Note 10.  Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the funds under Section 2(a)(9) of the Investment Company Act of 1940.  As of June 30, 2017, Folio Investments, in aggregate, owned approximately 57% and 70% of the shares of the Ethical Fund and the Wise Fund, respectively, for the benefit of others. As a result, Folio may be deemed to control the Funds.

Note 11.  Indemnifications

In the normal course of business, the Funds enter into contracts that contain general indemnification to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

Note 12. New Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements.  The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Funds’ financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

Note 13. Subsequent Events

On July 31, 2017, the Wise Fund paid shareholders of record at July 28, 2017, a net investment income distribution of $68,726, equivalent to $0.00683 per share. Management has evaluated the impact of all subsequent events through the date the financial statements were available to be issued and has determined that there were no additional subsequent events requiring disclosure in the financial statements for the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

The Azzad Funds

We have audited the accompanying statements of assets and liabilities of the Azzad Ethical Fund (the “Ethical Fund”) and Azzad Wise Capital Fund (the “Wise Fund”), each a series of The Azzad Funds, (the “Funds”) including the schedules of investments, as of June 30, 2017 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of June 30, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of June 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

August 24, 2017

AZZAD FUNDS

EXPENSE ILLUSTRATION

JUNE 30, 2017 (UNAUDITED)

 Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Azzad Ethical Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2017	June 30, 2017	January 1, 2017 to June 30, 2017

Actual	$1,000.00	$1,117.55	$5.20
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.89	$4.96

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Azzad Wise Capital Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2017	June 30, 2017	January 1, 2017 to June 30, 2017

Actual	$1,000.00	$1,014.19	$6.44
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.40	$6.46

* Expenses are equal to the Fund's annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AZZAD FUNDS

TRUSTEES AND OFFICERS

JUNE 30, 2017 (UNAUDITED)

 TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships	Other Directorships Held During Past 5 Years
Syed K. Raheemullah 25 W. 181 Salem Naperville, IL 60540 Age: 69	Trustee Since 2000	2	Member of the technical staff of Lucent Technologies (manufacturer of telephone equipment) (1986 to present)	None
Abed Awad, Esq. 777 Terrance Avenue Suite 303 Hasbrouck Hts., NY 07604 Age: 48	Trustee Since 2013	2	Partner at Awad & Khoury, Attorneys at Law, Hasbrouck Heights, NJ (since August 2010), Principal at Law Offices of Abed Awad, Clifton, NJ (September 1999 – August 2010)	None

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships	Other Directorships Held During Past 5 Years
Bashar Qasem 3141 Fairview Park Drive Suite 460 Falls Church, VA 22042 Age: 53	Chairman, Treasurer and Trustee Since 2001	2	President of Azzad Asset Management, Inc. (since its inception in 2000); Operating Manager of Azzad Asset Management Inc. (investment adviser) (1997 to 1999)	None
Jamal Elbarmil 3141 Fairview Park Drive Suite 460 Falls Church, VA 22041 Age: 56	Secretary Since 2001	2	Vice President and Portfolio Manager of Azzad Asset Management, Inc. (since 2001 and 2008 respectively).	N/A
Manal Fouz* 3141 Fairview Park Drive Suite 460 Falls Church, VA 22041 Age: 43	Chief Compliance Officer Since 2007	2	Operations Manager and Compliance Officer for Azzad Asset Management, Inc. (since 2002 and 2007 respectively )	N/A

*Manal Fouz is the wife of Bashar Qasem.

1 Bashar Qasem is considered "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Advisor.

AZZAD FUNDS

ADDITIONAL INFORMATION

JUNE 30, 2017 (UNAUDITED)

PROXY VOTING POLICY

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, are available without charge upon request by calling the Funds at 1-888-350-3369 and from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC's web site at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

STATEMENT OF ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 350-3369 to request a copy of the SAI or to make shareholder inquiries.

ADVISORY AND SUB-ADVISORY AGREEMENTS RENEWAL

In connection with a meeting held on April 10, 2017, the Board of Trustees (the “Board” or the “Trustees”) of the Azzad Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined by the Investment Company Act of 1940, as amended, discussed the approval of the investment advisory agreements (the “Advisory Agreements”) between Azzad Asset Management (the “Adviser”) and the Trust, with respect to the Azzad Ethical Fund and the Azzad Wise Capital Fund (the “Funds”). The Trustees also considered the renewal of the sub-advisory agreement (the “Sub-Advisory Agreements”) between the Adviser and Ziegler Capital Management (“Ziegler”), as well as, between the Adviser and Federated Investment Management (“Federated”), with respect to the Azzad Ethical Fund and Azzad Wise Capital Fund, respectively. In considering the renewal of the Advisory and Sub-Advisory Agreements, the Trustees received materials specific to each contract, as well as, the services provided to the Funds under those contracts.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling in their decision. In researching their decision to approve the Agreements, the Board considered the following factors enumerated below:

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2017 (UNAUDITED)

ADVISORY AGREEMENTS

1.

Nature, Quality and Extent of the Services Provided to the Azzad Funds

The Board considered the nature, extent and quality of services provided by the Adviser to the Funds. The Trustees considered the types of services the Adviser provides to each Fund in relation to each Fund’s stated objectives, performance and the performance comparable to unaffiliated Funds. The Trustees considered that the Adviser continues to be responsible for conducting an analysis on each equity and/or investment holding to ensure that it complies with each Fund’s (socially responsible (halal)) investment philosophy. In that capacity, the Adviser supports its sub-advisers by devoting considerable human capital and financial resources to each Fund. The Trustees considered that the investment advisory contract includes administrative services performed by the adviser’s personnel. The Trustees considered the Adviser’s daily administrative tasks on behalf of the Funds, including trading, proxy voting, and oversight of each Fund’s service providers. The Trustees also considered that the Adviser performs various administrative tasks such as arranging board meetings, writing minutes and overseeing the Funds’ various registrations. They also discussed the Adviser’s distribution and marketing efforts, as well as, the challenges faced by both Funds to realize economies of scale. They noted the Funds were self-distributed with the Adviser responsible for all selling agreements. In addition, the Adviser is responsible for nearly all communications on behalf of the Funds including newsletters, webinars, market outlook letters and other communications made on its website. In addition, the Adviser regularly prints and mails shareholder communications including statutory and summary prospectuses directly to prospect and current shareholders.

The Trustees also reviewed the Adviser’s compliance program including the various compliance reports presented to it at its quarterly and annual board meetings. The Trustees considered the additional compliance risks and responsibilities incurred by the Adviser for serving as the Funds’ adviser. They also discussed the CCO’s compensation, allocation of time, and experience working with the Adviser.

The Board concluded that the Adviser has sufficient financial capabilities, quality and depth of personnel and compliance policies and procedures essential to perform its duties under the Agreements and that the nature, quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory to the Board.

2.

Investment Performance of the Azzad Funds and the Adviser

The Trustees considered each Fund’s short and long-term performance as compared to each Fund’s relevant benchmark and compared to each Fund’s Morningstar group category. The Trustees noted receiving detailed

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2017 (UNAUDITED)

performance, portfolio characteristics and attribution information at its quarterly meetings. Azzad Ethical Fund: The Trustees noted that the Azzad Ethical Fund’s (ADJEX) performance for one year and five year periods were below the Fund’s benchmark and Morningstar Category. However, for the longer-term ten-year period (as well as the Fund’s inception 12/22/2000) the Fund was slightly outperforming the Morningstar Mid Cap Growth category. The Trustees acknowledged that Ziegler Capital Management was initially hired as the Fund’s sub-adviser beginning in 2012. Since then, Ziegler changed its original investment team with Christian Greiner currently managing the Fund. It was also noted that, unlike the benchmark, the Fund implements additional investment restrictions. Moreover, the Trustees noted that the Fund’s investment strategy had changed on April 1, 2017 to implement a new, enhanced index strategy due to its recent underperformance.

Azzad Wise Capital Fund: The Trustees noted that the Azzad Wise Capital Fund (WISEX) performance for the five-year period and since inception (4/1/2010) the Fund was above the median for the Morningstar Peer Group of U.S. open-end short term bond funds, falling within the first quartile of the Morningstar Peer Group and was outperforming its BofAML US Corp & Govt index. For the one year period, it was underperforming its Morningstar short-term bond category but slightly outperforming its index. The Trustees noted that Federated was hired as the Fund’s sub-adviser beginning in 2014. It was also noted that the Fund’s holdings significantly differ from other short term bond funds.

3.

Costs of the Services Provided to the Funds, and Profits Realized by the Adviser

The Trustees considered whether the Adviser’s compensation is fair and reasonable. They noted that the Adviser maintains an expense cap agreement with each Fund. They noted the considerable expense, risks and time that the Funds demand from the Adviser. They considered that each Fund’s sub-adviser is paid from the Adviser’s assets, rather than directly from the Funds. They also considered that the compliance program and officer are compensated by the Adviser, and not the Funds. In addition, they noted the marketing and distribution costs for each Fund is oftentimes supplemented by the Adviser. The Trustees considered the ratio of the Adviser’s fees to their costs and the amount of the Adviser’s profit from the Fund in relation to the nature and quality of services it provides to the Funds. The Trustees noted that the Azzad Ethical Fund’s expense ratio continues to be characterized as below average compared to other Funds in the same asset category. The Trustees noted that Morningstar categorizes Azzad Wise Capital Fund’s fees as high compared to other Funds. However, the Adviser has shown its willingness to lower fees as economies of scale make it more practical.

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2017 (UNAUDITED)

The Trustees also noted that both Funds are no load and the Adviser bears, among other things, the significant cost of marketing the Funds, administering them and pursuing selling agreements with various financial intermediaries. The Trustees further noted that a majority of Fund shares continues to be sold by the Adviser through its wrap fee program.

The Trustees also reviewed Azzad Asset Management’s financial reports and considered them in the context of a private corporation and relative to the services provided to the Funds. The Trustees considered that the Adviser’s profitability is primarily derived from investment management fees and does not include other business ventures to maintain its independence.

After consideration of these matters, the Trustees concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to the Adviser) are reasonable and that the fees are satisfactory based upon the qualifications, experience, reputation and performance of the Adviser. The Trustees further concluded that the Adviser’s profit from sponsoring the Funds had not been, and currently was not, excessive and that the Adviser maintained adequate profit levels to support the services to the Funds.

4.

The Extent of Economies of Scale as the Azzad Funds Grow

The Trustees discussed realized and potential economies of scale and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow. The Trustees noted that the Adviser had reduced the expense ratio for the Azzad Wise Capital Fund in 2015 and maintains an expense cap agreement with both Funds which will expire in 2018. The Trustees agreed that the Funds were still too small to realize economies of scale and the Funds’ management fee structures did not contain any breakpoint reductions. They concluded it was still too premature to incorporate breakpoints. With respect to the Adviser’s fee structure, the Trustees concluded that the current fee structure is reasonable and fair.

5.

Ancillary benefits (if any) derived from the Relationship with the Funds

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds. The Trustees noted the Adviser had no soft dollar arrangements in the previous year with the broker(s) it executes trades with on behalf of either Fund. It addition the Trustees acknowledged the regulatory risk that the Adviser incurs by managing 1940 Investment Company Act Funds. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in the Adviser’s wrap fee program, greater exposure to press coverage, or increased ability to obtain research or brokerage services, appear to be reasonable, and may benefit the Funds through growth in assets.

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2017 (UNAUDITED)

Conclusion

Based on their evaluation of all of the forgoing factors, the Trustees, including a majority of Independent Trustees, concluded that the Funds and their shareholders would continue to benefit from the Adviser’s continued management of the Azzad Funds, and, that the renewal of the Agreements was in the best interests of the Funds and their shareholders. Therefore, the Trustees, including a majority of Independent Trustees, voted unanimously in favor of the renewal of the Agreements with the Funds.

SUB-ADVISORY AGREEMENT WITH FEDERATED WITH RESPECT TO THE AZZAD WISE CAPITAL FUND

1.

Nature, Extent and Quality of Services provided by Federated. The Board considered that Federated provides the Fund with portfolio management services for a majority of its net assets (with the exception of the portion that invests in dividend-yielding equities) and considered the quality of these services. The nature of services provided by Federated has been documented in materials and in presentations made to the Board throughout the previous year. The Trustees considered Federated’s strong commitment to increasing the size of the Fund’s counterparties. The Trustees also considered the background and experience of the Fund’s portfolio managers, as well as, at least one research analyst based out of London who has extensive experience managing similar securities. The Trustees noted the challenges of managing the Fund in accordance with its investment philosophy, as well as, in a low yield interest environment. They also considered the additional political risks the Fund faces as a result of having most of its securities domiciled in emerging markets. The Trustees considered Federated’s addition of trade finance securities, albeit still a small portion of the Fund’s overall portfolio holdings, to the Fund in an effort to diversify the Fund’s holdings. The Trustees also noted Federated’s strong compliance culture and commitment to following the Fund’s investment philosophy. The Trustees noted Federated’s reputation and that the firm manages approximately $229 billion dollars for investors as of 12/31/2016. The Board further considered the Morningstar ratings the Fund had received in the previous year. The Board concluded that it was satisfied with the nature, extent and quality of investment management services provided to the Fund by Federated.

2.

Investment Performance of the Azzad Wise Capital Fund and Federated. The Trustees noted that the Fund’s one year, five year and since inception (April 2010) performance exceeded that of its benchmark, but its more recent one-year performance was underperforming its Morningstar peers. Its turnover rate remained relatively low and the Fund had significantly increased its holdings. The Trustees also noted the Fund continues to demonstrate favorable

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2017 (UNAUDITED)

long-term performance relative to its benchmark and peer group. The Trustees determined that Federated’s investment approach remains the same and the Trustees would expect the Fund to benefit from that approach over the longer period. The Trustees concluded that Federated’s performance over the past year has been satisfactory and consistent with the long-term investment strategy being pursued by the Fund.

3.

Comparative Fees, Profitability, Costs of Services Provided and Potential Ancillary Benefits. The Board considered that the Sub-Adviser’s fees are paid by the Adviser, and not the Fund and, therefore, do not impact the Fund’s expenses. The Board also considered that the subadvisory fee is used to pay for certain research support services including those provided by Federated’s London affiliate. The Board noted that the subadvisory fee charged by Federated reflects a lower negotiated fee. The Board noted that although categorized as a short term bond fund, the Wise Capital Fund’s holdings and investment philosophy are associated with the emerging markets and alternative asset classes that have higher management fees. The Board further noted that Federated is a publically traded company and the company makes the majority of its revenue from investment management. The Board also noted that Federated may receive reputational benefits from serving as the sub-adviser to a mutual fund in the growing Islamic investment niche market. However, any such benefits would be balanced by the greater regulatory liability associated with serving as sub-adviser to a 1940 Investment Company Act Fund. The Board concluded that the subadvisory fee is reasonable and fair considering the Fund’s challenging investment mandate, and comparative performance. The Board further concluded that any ancillary benefits gained from serving as sub-adviser to the Fund were reasonable and fair.

4.

Economies of Scale to be realized. The Board recognized that because Federated’s fees are paid by the Adviser and not the Fund, an analysis of the economies of scale and profitability was more appropriate in the context of the Board’s consideration of the Management Agreement with the Adviser. Nonetheless, the Board noted the Sub-Adviser fee does provide for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provides for shares of these economies of scale.

5.

Ancillary benefits (if any) derived from the Relationship with the Funds

The Trustees considered the direct and indirect benefits that could be received by the Sub-Adviser from its association with the Funds. The Trustees noted the Sub-Adviser had no soft dollar arrangements in the previous year with the broker(s) it executes trades with on behalf of either Fund. It addition the Trustees acknowledged the regulatory risk that the Sub-Adviser incurs by

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2017 (UNAUDITED)

managing 1940 Investment Company Act Funds. The Trustees concluded that the benefits the Sub-Adviser may receive, such as greater name recognition, growth in the Sub-Adviser’s wrap fee program, greater exposure to press coverage, or increased ability to obtain research or brokerage services, appear to be reasonable, and may benefit the Funds through growth in assets.

Conclusion

Based on their evaluation of all material factors, the Board including the Independent Trustees, concluded that the sub-advisory fee was fair and reasonable, that the scope and quality of the Sub-adviser’s services has provided substantial value for Fund shareholders, and that the approval of the Subadvisory Agreement was in the best interests of the Fund and its shareholders. Therefore, the Board, including the majority of Independent Trustees, voted unanimously in favor of the renewal of the Subadvisory Agreement with the Azzad Wise Capital Fund.

SUB-ADVISORY AGREEMENT WITH ZIEGLER WITH RESPECT TO THE AZZAD ETHICAL FUND

1.

Nature, Extent and Quality of Services provided by Ziegler. The Board considered that Ziegler provides the Fund with portfolio management services and considered the quality of these services. The Trustees noted that Ziegler provides the Fund with a mid-cap growth strategy and would soon be implementing the trades for that strategy. In addition, from time to time, the Sub-Adviser provides various reporting on the Fund’s portfolio. The Trustees noted the Sub-Adviser follows the Fund’s investment restrictions diligently. The Trustees also considered the Sub-Adviser’s commitment to marketing the Fund and increasing awareness of its unique investment strategy. The Trustees also considered the background and experience of the portfolio manager responsible for managing the Fund from Ziegler, as well as, the overall research team at Ziegler Capital Management. The Trustees also noted Ziegler’s strong compliance culture and commitment to following the Fund’s investment philosophy. The Trustees noted Ziegler’s reputation and that the firm manages over $10 billion dollars for investors as of 12/31/2016.

2.

Investment Performance of the Azzad Ethical Fund and Ziegler. The Board considered that the Fund was underperforming its benchmark during most of the period in which Ziegler had assumed its sub-advisory services to the Fund. The Trustees determined that Ziegler’s quantitative model, at least over the short period, was facing challenges. They acknowledged that was the reason for the most recent investment strategy change. The Trustees acknowledged that the Fund had more restrictions than conventional mid cap growth funds with its investment philosophy and that the market conditions, at least during this short period, did not seem to be in

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2017 (UNAUDITED)

favor of the Fund. The Trustees noted they would closely monitor the Fund’s new enhanced index strategy and evaluate the Fund’s performance.

3.

Comparative Fees, Profitability, Costs of Services Provided and Potential Ancillary Benefits. The Board considered that the Sub-Adviser’s fees are paid by the Adviser, and not the Fund, and, therefore, do not impact the Fund. The Board also considered the fees the Sub-Adviser charges to manage institutional accounts having a similar strategy as the Fund. The Board further noted that Ziegler was purchased by a publicly traded company (Stifel) and the company makes a majority of its revenue from investment management. The Board noted that the Sub-Adviser does not benefit from soft dollars to pay for research because it does not implement trades for the Fund. The Board also noted that Ziegler may receive reputational benefits from serving as the sub-adviser to a mutual fund in the growing Islamic investment niche market. However, any such benefits would be balanced by the greater regulatory scrutiny associated with serving as sub-adviser to a 1940 Investment Company Act Fund. The Board concluded that the subadvisory fee is reasonable and fair. The Board further concluded that any ancillary benefits gained from serving as sub-advisor to the Fund were reasonable and fair.

4.

Economies of Scale to be realized. The Board recognized that because Ziegler’s fees are paid by the Adviser, not the Fund, an analysis of the economies of scale and profitability was more appropriate in the context of the Board’s consideration of the Management Agreement with the Adviser. Nonetheless, the Board noted that it would reconsider economies of scale as the Fund’s assets under management increase.

5.

Ancillary benefits (if any) derived from the Relationship with the Funds

The Trustees considered the direct and indirect benefits that could be received by the Sub-Adviser from its association with the Funds. The Trustees noted the Sub-Adviser had no soft dollar arrangements in the previous year with the broker(s) it executes trades with on behalf of either Fund. It addition the Trustees acknowledged the regulatory risk that the Sub-Adviser incurs by managing 1940 Investment Company Act Funds. The Trustees concluded that the benefits the Sub-Adviser may receive, such as greater name recognition, growth in the Sub-Adviser’s wrap fee program, greater exposure to press coverage, or increased ability to obtain research or brokerage services, appear to be reasonable, and may benefit the Funds through growth in assets.

Conclusion

Based on their evaluation of all material factors, the Board including the Independent Trustees, concluded that the sub-advisory fee structure was fair and reasonable, that the scope and quality of the Sub-adviser’s services has provided substantial value for Fund shareholders, and that the approval of the Subadvisory Agreement was in the best

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2017 (UNAUDITED)

interests of the Fund and its shareholders. Therefore, the Board, including the majority of Independent Trustees, voted unanimously in favor of the renewal of the Subadvisory Agreement with the Azzad Ethical Fund.

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BOARD OF TRUSTEES
Syed K. Raheemullah
Bashar Qasem
Abed Awad, Esq.

INVESTMENT ADVISER
Azzad Asset Management, Inc.

SUB-ADVISER
Ziegler Capital Management
Federated Investors, Inc.

DIVIDEND PAYING AGENT,
SHAREHOLDERS' SERVICING AGENT,
TRANSFER AGENT
Mutual Shareholder Services, LLC

CUSTODIAN
Huntington National Bank, NA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Sanville & Company

LEGAL COUNSEL
Thompson Hine LLP

This report is provided for the general information of the shareholders of the Azzad Funds. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors has determined that  Shamshad Hussain is an audit committee financial expert.  Shamshad Hussain is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2017

$ 22,000

FY 2016

$ 20,600

Nature of the fees: Audit of Financial Statements and Auditor Consent

(b)

Audit-Related Fees

Registrant

FY 2017

$ 0

FY 2016

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2017

$ 3,800

FY 2016

$ 3,700

Nature of the fees:

Preparation of Tax services and Filing

(d)

All Other Fees

Registrant

FY 2017

$ 0

FY 2016

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The board of directors must approve an independent auditor who shall perform any audit or non-audit services for the Azzad Funds prior to such engagement. The board must also approve external auditors who shall perform non audit services that directly relate to the operations or financial reporting of the Azzad Funds for an entity controlled by Azzad Asset Management, Inc., (advisor to the Azzad Funds).

The board of directors must approve any non-audit services that qualify under the deminimis exception described under the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, prior to the completion of an audit.

However, the board is not required to grant pre-approval to engagements established prior to the implementation of this pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

0%

Tax Fees:

0%

All Other Fees:

0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2017

$ 3,800

FY 2016

$ 3,700

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Azzad Funds

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date August 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date August 31, 2017